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                                                                 Exhibit 10.5(a)

                               FIRST AMENDMENT TO
                  THE BALANCED OIL RECOVERY SYSTEM LIFT LICENSE
                          AGREEMENT DATED JUNE 19, 1998

      THIS FIRST AMENDMENT to The Balanced Oil Recovery Lift License Agreement is made and entered into this 29 day of July, 1999, by and between Lift-Pump, L.L.C., as Oklahoma Limited Liability Company located at 104 South Missouri, Suite 200, Claremore, Rogers County, Oklahoma, 74017 ("LLC") by its Manager Maok Groover;

                                      And

      Toups Technology Licensing Incorporated, Suite 105, 7887 Bryan Dalry Road, Largo, Florida 33777, ("TTL"), by its President and Chief Executive Officer, Leon R. Toups;

                                    RECITALS

      WHEREAS LLC and TTL on the 19th day of June, 1998, entered into The Balanced Oil Recovery System Lift License Agreement ("License Agreement") for the purpose of undertaking a joint effort at designing, manufacturing, selling or otherwise commercializing a pumping device for all wells that is referred to in the License Agreement as the Balanced Oil Recovery System Lift ("BORS Lift") to complement the production process developed by the LLC; AND

      WHEREAS during the course of the improvement and development of the BORS Lift, LLC and TTL have determine that the BORS lift can be used for a multiplicity of purposes including, but not limited to, oil wells that are not candidates for the balancing process developed by the LLC; AND

      WHEREAS LLC and TTL recognize and agree that TTL would not be manufacturing BORS Lifts for any use or purpose but for the efforts of LLC to develop a pumping unit for oil wells that utilize the balancing process developed by the LLC; AND

      WHEREAS by this First Amendment The Balanced Oil Recovery System Lift License Agreement dated June 19, 1998 ("First Amendment"), LLC and TTL agree and intend that the term "BORS Lift" as defined and used in the License Agreement shall include any and all pumping units or devices developed or manufactured by TTL for the lifting from the earth or otherwise of hydrocarbons, water or any other liquids, fluids or slurries of any kind or nature whether or not containing hydrocarbon.

      NOW, THEREFORE, LLC and TTL, intending to be legally bound, agree that the License Agreement is amended as follows:

      1. The recital set forth above are incorporated into and made a part of this First Amendment.

      2. LLC and TTL intend and agree that the License Agreement applies to and encompasses any and all pumping units or devices and any and all improvements thereto

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developed by TTL and LLC and manufactured by TTL as provided in the License
Agreement. The parties hereto further agree that the term "BORS Lift" as defined and used in the License Agreement shall include any and all pumping units or devices developed by TTL or LLC and manufactured by TTL as provided in the Licensed Agreement for the lifting from the earth or otherwise of hydrocarbons, water or any other liquids, fluids or slurries of any kind or nature whether or not containing hydrocarbons.

      3. Other than as amended herein, all of the remaining terms and conditions of the License Agreement remain in full force and effect.

      4. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns subject to the restriction upon assignment set forth in the License Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed, sealed, and altered by persons duly authorized so to do, as of the date first stated hereinabove.

LLC:                                      TTL:
Lift-Pump, LLC.                           Toups Technology Licensing
                                          Incorporated


By: /s/ Mack Greever                      By: /s/ Leon H. Toupes, Pres.
   ----------------------------              -----------------------------------
   Mack Greever, Manager                     Leon H. Toupes, President

ATTEST:                                   ATTEST:


/s/ Gerold Allen                          /s/ Mark Clancy
-------------------------------           --------------------------------------
Gerold Allen, Member                      Mark Clancy, Vice President